SELIGMAN
                              -------------------------
                                         COMMUNICATIONS
                                        AND INFORMATION
                                             FUND, INC.


                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                                 -------------
                              SEEKING CAPITAL GAIN
                                  BY INVESTING
                                  IN COMPANIES
                                OPERATING IN THE
                                 COMMUNICATIONS,
                                INFORMATION, AND
                               RELATED INDUSTRIES





                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Federal Tax Status of 1999 Gain Distribution
  For Taxable Accounts ....................................................    5
Performance Overview ......................................................    6
Portfolio Overview ........................................................    8
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   23
Report of Independent Auditors ............................................   25
Board of Directors ........................................................   26
Executive Officers AND For More Information ...............................   27
Glossary of Financial Terms ...............................................   28

TO THE SHAREHOLDERS

Seligman Communications and Information Fund posted a 1999 total return of 74.51% -- the Fund's best fiscal year performance ever. This performance far outpaced the 21.04% total return delivered by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), but lagged the 137.64% total return delivered by the Lipper Science and Technology Funds Average. The Fund benefited from an exceptionally strong market for the technology sector during the period and from the Fund's skilled investment management. During the past fiscal year, the Fund's manager welcomed four new members to the investment team: Matthew Alfano, Gregory M. Cote, Michael J. Guthrie, and Steven Werber.

As the 20th century came to a close, all major US stock indices -- the Dow Jones Industrial Average, the S&P 500, and the NASDAQ -- stood at record highs. The broad-based S&P 500 had achieved a fifth consecutive year of greater than 20% returns -- a record-breaking run. Supporting these impressive markets was the US economic expansion, which is now the longest in US history. Throughout 1999, unemployment stood at a near 30-year low, inflation remained tame, and consumer confidence soared. In addition, the global economy -- which just over one year ago threatened US growth -- rebounded strongly.

By year-end, global economies were stronger than perhaps anyone had anticipated at the start of the year. Throughout 1999, the US showed few signs of slowing, triggering concerns regarding inflation. In response, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts. So far in the year 2000, the Federal Reserve Board has raised rates once, for an additional 25 basis points. The Federal Reserve Board's skillful watch over the economy, both in its response to the worldwide crisis of 1998 and its vigilance regarding inflation in 1999, has been a key contributor to the long-term health of this remarkable economy.

While 1999 will certainly be remembered as a positive year for equity investors, it was also a year of sharp contrasts. Despite stellar performances by the popular averages, the market was extraordinarily narrow. Just over half the stocks in the S&P 500 had positive returns. Large-capitalization growth and technology companies continued to outpace the broader market.

As we look into the 21st century, we believe there is much to be optimistic about, with several long-term factors that may support equity prices for many years. First are global demographic trends. The fastest-growing segment of the population in the US and other developed countries is 45- to 64-year-olds, which is likely to increase its savings rate as its members mature. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, America has been going through disinflation since 1982, and nominal interest rates have been in an 18-year downtrend. Despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates -- a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

Fourth, new technology has allowed the economy to become vastly more productive, and the technology sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business and business-to-consumer. While J. & W. Seligman &Co. Incorporated is highly enthusiastic about technology, we believe that investment behavior in this area has become increasingly speculative and, as we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
--------------------
William C. Morris
Chairman


                                 /s/ BRIAN T. ZINO
                                 -----------------
                                 Brian T. Zino
                                 President

February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q:  HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM IN 1999?

A: Nineteen ninety-nine was a record-breaking year for Seligman Communications and Information Fund, with a total return of 74.51% based on the net asset value of Class A shares. This performance far outpaced the 21.04% return posted by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), but lagged the 137.64% return delivered by the Fund's peers, as measured by the Lipper Science and Technology Funds Average. The Fund's underperformance relative to its peers can mostly be attributed to a lackluster first fiscal quarter, in which a number of the Fund's software investments reported disappointing results. Although relative performance improved throughout the year, we were unable to overcome the first quarter deficit. Additionally, the Lipper Average contains a number of small, start-up funds, which delivered healthy returns within a short-time period. These funds have not, however, been tested over a long time period.

Q: WHAT FACTORS CONTRIBUTED TO THE OVERALL STRENGTH OF THE TECHNOLOGY SECTOR IN 1999?

A: Technology was the best-performing sector, and it is playing an ever-increasing role in the economy and in the stock market. The sector's importance received public attention when, in November, the Dow Jones Industrial Average, the most widely watched stock-market index, shed four old economy stocks to make room for four new economy stocks. Three of these four -- Intel, Microsoft, and SBC Communications -- are technology stocks.

Q:  WHAT PORTFOLIO HOLDINGS INFLUENCED THE FUND'S INVESTMENT RESULTS?

A: We were pleased with the performances of a number of the portfolio's holdings during 1999. The past year was a record year for takeovers, and 12 of the Fund's holdings, because of their attractive valuations, became takeover candidates, which benefited the Fund.

    Among the sectors that performed well for the Fund were Semiconductors and Semiconductor Equipment, Satellites, Computer Hardware, Contract Manufacturing, Radio, and Security Software. The Networking and Telecommunications Equipment sectors of the portfolio performed extremely well; however, the Fund's underweighting in these sectors hurt relative performance. The Fund's holdings in Computer-Aided Design Software performed poorly over the course of the year due to continued weakness in Asia and a leveling off in demand in the United States.

Q:  WHAT IS YOUR CURRENT OPINION ON INTERNET STOCKS?

A: The Internet is an exciting development that is changing the way business is conducted, both among businesses, and between businesses and consumers. However, it is also a highly volatile and often speculative



[PHOTO OMITTED]                             [PHOTO OMITTED]

WEST COAST TECHNOLOGY TEAM: (FROM           EAST COAST TECHNOLOGY TEAM: (FROM
LEFT) MARIANNE HURLOW                       LEFT) LAWRENCE RUSSO, KEI YAMAMOTO,
(ADMINISTRATIVE ASSISTANT), PAUL            SHANEAN AUSTIN (ADMINISTRATIVE
WICK (PORTFOLIO MANAGER), (SEATED)          ASSISTANT), (SEATED) STORM BOSWICK;
PATRICK RENDA, (NOT SHOWN) MATT             (NOT SHOWN) GREGORY M. COTe,
ALFANO, MICHAEL J. GUTHRIE                  STEVEN WERBER

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

    area. Most Internet companies have not delivered any earnings, and it is unclear when they will be able to do so. Thus, despite the significant impact that we believe the Internet will have overall, we are wary of the risk-reward tradeoffs implicit in purchasing extremely expensive public Internet stocks. We have, however, found some appropriate opportunities in this sector among private Internet companies, whose valuations we believe are reasonable. In 1999, nine of these private companies in the portfolio went public, which benefited the Fund.

    In addition, most of the Fund's investments in semiconductors, communications software, and hardware are directly or indirectly connected to the growth of the Internet. Within the semiconductor area, for example, most of the Fund's investments are in communications and networking-oriented chip companies. Even our radio holdings have benefited from a surge in advertising from newly public Internet companies.

Q: WHAT DO YOU BELIEVE WILL BE THE KEY TRENDS IN THE TECHNOLOGY SECTOR DURING THE YEAR 2000?

A: Microsoft's release of Windows 2000, scheduled for February 17, is an important development for 2000. The new release of this widely used operating system requires large amounts of computer memory to operate. This should be positive for the semiconductor industry as personal computers will need to be manu- factured with enough memory to accommodate Windows 2000. It should also be positive for the personal computer industry as consumers purchasing Windows 2000 will require upgraded computers.

    Another major trend, of course, is the Internet. This medium is emerging as the main engine of growth for the entire sector, and is improving business productivity in myriad ways: enabling telecommuting, aiding in gathering cost information, improving communications within organizations, and generally reducing transaction costs. While the Internet is now widely used only in the United States and western Europe, we believe that it will continue to expand to become a truly global phenomenon.

    The Internet is also the catalyst for the explosion in bandwidth taking place throughout the world's wire networks. Technological advances such as wavelength division multiplexing, optical switches, terabit routers, and cable modems will serve to accelerate the usefulness of the Internet in the years ahead.

    Other major trends for the technology sector are the growth of wireless communications and digital consumer electronics. In 1999, the wireless handset market grew from 150 million to 250 million units -- an increase of more than 60%. That figure is expected to grow to 400 million in 2000.

    In the realm of consumer electronics, new products based on digital technology are just starting to emerge. They include digital cameras, digital versatile disk (DVD) players, personal digital assistants, personal video recorders, global positioning systems, and digital set-top boxes for cable and satellite television. All of these new technologies consume vast amounts of electronic components. It is therefore not surprising that the outlook for the semiconductor industry is the best it has been since 1995.


A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Global Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q:  DO YOU HAVE ANY CONCERNS REGARDING THE YEAR AHEAD?

A: Yes, two in particular. First, we are concerned about the US government's antitrust suit against Microsoft. We believe that an adverse ruling resulting in a break-up of Microsoft would not only adversely affect its stock price, but may shake the confidence of technology investors.

    The other risk is stock-price valuations. Technology stocks have risen to valuations never seen before. While in some instances these high valuation levels may be justified, there are numerous unproven, loss-ridden companies selling at multi-billion-dollar market capitalizations. We are especially cautious of the large crop of Internet software and infrastructure companies which came public in 1999. Insider and venture lock-ups will be expiring soon, and we anticipate a significant increase in the number of shares of these companies available in the market, which may depress the prices of these stocks.

Q:  WHAT IS YOUR OUTLOOK?

A: While sector fundamentals are outstanding, valuations are extremely high by historical standards. Hence, we have become more vigilant in evaluating the risk of the companies held by the Fund, and we have begun to pare back or eliminate some of the most expensive securities.

    In spite of high valuations of many technology stocks, we continue to find attractive values, particularly in the semiconductor and software sectors. We believe that these sectors will benefit during the coming year as businesses and consumers upgrade their computer systems to accommodate Windows 2000. We also believe that, as the Internet grows in acceptance and usage worldwide, those companies that supply the software and equipment that support this growth will continue to benefit.

    In general, technology companies are truly changing global business. We believe that the world is only in the early stages of technological expansion, and that the sector will thus continue to offer enormous opportunities for long-term investors.

FEDERAL TAX STATUS OF 1999
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

On November 23, 1999, a distribution of $5.553 per share, consisting of $4.640 from net long-term gain and $0.913 from net short-term gain realized on investments in 1999, was paid to Class A, B, C, and D shareholders.

The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1999 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $41.13 for Class A shares, $37.83 for Class B shares, and $37.79 for Class C and Class D shares.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1999. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Communications and Information Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Science &Technology Average and the S&P 500 exclude the effect of fees and/or sales charges.

[LINE CHART OMITTED]

              SELIGMAN COMMUNICATIONS AND INFORMATION FUND CLASS A

                                                     LIPPER
                                                   SCIENCE &
DATE                  WITH           WITHOUT       TECHNOLOGY
                  SALES CHARGE     SALES CHARGE     AVERAGE           S&P 500
----                  ----           -------        -------           -------
12/31/89              9529              10000         10000            10000
                      10047             10544         10586            9699
                      10867             11405         11871            10309
                      7484              7854          8718             8893
12/31/90              8474              8893          10130            9689
                      11455             12021         13087            11097
                      10117             10617         12022            11072
                      11607             12182         13458            11664
12/31/91              13126             13776         15205            12642
                      13558             14228         15409            12322
                      12185             12787         14240            12556
                      12230             12835         14719            12951
12/31/92              15399             16161         17341            13603
                      15612             16384         17676            14197
                      17565             18434         19286            14267
                      20282             21285         21238            14635
12/31/93              20808             21837         21792            14974
                      21722             22796         21785            14407
                      20049             21040         20225            14467
                      26014             27300         23471            15175
12/31/94              28153             29545         24899            15172
                      32112             33700         26839            16649
                      41671             43732         32502            18240
                      47170             49503         37167            19690
12/31/95              40367             42364         35648            20875
                      38201             40091         36345            21996
                      38256             40148         39113            22983
                      40606             42614         41831            23694
12/31/96              45186             47421         43660            25670
                      44013             46190         39472            26358
                      51586             54137         46721            30960
                      64406             67591         55360            33279
12/31/97              55555             58302         48897            34234
                      62771             65875         57545            39010
                      61457             64496         59803            40297
                      51278             53814         53236            36288
12/31/98              74401             78081         75183            44017
                      74232             77903         88620            46209
                      86047             90303         100948           49467
                      89751             94190         108870           46375
12/31/99              129843            136265        178668           53276


   Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                      AVERAGE ANNUAL
                                                              ----------------------------------------------------------------
                                                 CLASS C                                               CLASS B       CLASS D
                                                  SINCE                                                 SINCE         SINCE
                                       SIX      INCEPTION        ONE         FIVE          10         INCEPTION     INCEPTION
                                     MONTHS*    5/27/99*        YEAR         YEARS        YEARS        4/22/96       5/3/93
                                  ------------ ----------     --------     --------     --------    ------------  ------------
CLASS A**
With Sales Charge                    43.74%         n/a         66.24%       34.45%       29.22%          n/a           n/a
Without Sales Charge                 50.90          n/a         74.51        35.76        29.85           n/a           n/a

CLASS B**
With CDSC                            45.26          n/a         68.16          n/a          n/a         35.43%          n/a
Without CDSC                         50.26          n/a         73.16          n/a          n/a         35.79           n/a

CLASS C**
With Sales Charge and CDSC           47.88        66.63%          n/a          n/a          n/a           n/a           n/a
Without Sales Charge and CDSC        50.35        69.33           n/a          n/a          n/a           n/a           n/a

CLASS D**
With 1% CDSC                         49.31          n/a         72.24          n/a          n/a           n/a           n/a
Without CDSC                         50.31          n/a         73.24        34.72          n/a           n/a         36.65%

LIPPER SCIENCE &TECHNOLOGY
  FUNDS AVERAGE***                   76.99        98.19?       137.64        48.31        33.41         50.04         41.94

S&P 500***                            7.70        13.68?        21.04        28.55        18.21         26.78         22.39

NET ASSET VALUE
                                                                                CAPITAL GAIN INFORMATION
                 DECEMBER 31, 1999  JUNE 30, 1999   DECEMBER 31, 1998           FOR THE YEAR ENDED DECEMBER 31, 1999
                 -----------------  -------------   -----------------
CLASS A               $47.25            $35.54           $30.73
CLASS B                43.41             33.13            28.75                 PAID                          $ 5.553
CLASS C                43.39             33.10              n/a                 UNDISTRIBUTED REALIZED          2.954(00)
CLASS D                43.38             33.10            28.72                 UNREALIZED                     15.991(000)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   0 From May 31, 1999.
  00 Represents the net gain realized in November and December 1999, payable in
     2000.
 000 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                                            PERCENT OF NET ASSETS
                                                                                                        ----------------------------
                                                                                                                DECEMBER 31,
                                                                                                        ----------------------------
                                                       ISSUES          COST                  VALUE           1999        1998
                                                      --------------------------------------------------------------  ----------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure ....................      10       $  163,124,251       $   313,689,323        3.0         4.6
  Communications Services ..........................      14          360,382,738           503,769,591        4.7         6.3
  Computer and Business Services ...................       8          466,457,159           412,551,881        3.8         2.3
  Computer Hardware/Peripherals ....................      15          907,341,500         1,288,482,951       12.0        16.7
  Computer Software ................................      34        1,530,693,741         2,603,995,467       24.3        24.7
  Contract Manufacturing/Circuit Boards ............       3          233,691,439           382,249,063        3.6         5.2
  Electronics Capital Equipment ....................      11          605,945,306         1,221,659,693       11.4         7.2
  Internet/On-Line .................................      41          183,262,197           313,341,522        2.9          --
  Media ............................................      15          959,930,398         1,518,335,616       14.2        17.2
  Semiconductors ...................................      21        1,199,344,177         1,799,865,488       16.9        14.2
  Miscellaneous ....................................       3           33,278,472            36,874,999        0.3          --
                                                        ----      ---------------      ----------------     ------      ------
                                                         175        6,643,451,378        10,394,815,594       97.1        98.4
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ....................       5          311,890,642           311,890,642        2.9         1.6
                                                        ----      ---------------      ----------------     ------      ------
NET ASSETS .........................................     180       $6,955,342,020       $10,706,706,236      100.0       100.0
                                                        ====      ===============      ================     ======      ======


LARGEST INDUSTRIES
DECEMBER 31, 1999

                                   Percent of
                                   Net Assets
                                   ----------
COMPUTER SOFTWARE                     24.3             $2,603,995,467
SEMICONDUCTORS                        16.8             $1,799,865,488
MEDIA                                 14.2             $1,518,335,616
COMPUTER HARDWARE/PERIPHERALS         12               $1,288,482,951
ELECTRONICS                           11.4             $1,221,659,693

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                              SHARES
                                                   -----------------------------
                                                                       HOLDINGS
ADDITIONS                                           INCREASE           12/31/99
-------------                                      -----------------------------
Advanced Micro Devices .........................    2,500,000          2,500,000
AMFM(1) ........................................    1,400,000          6,000,000
Charter Communications .........................    4,500,000          4,500,000
Compuware ......................................    2,950,000          5,250,000
Intel ..........................................    2,000,000          2,000,000
Micron Technology ..............................    2,000,000          2,000,000
Microsoft ......................................    1,300,000          3,300,000
SunGard Data Systems ...........................    3,840,000          4,840,000
Synopsys .......................................    1,475,000          4,800,000
Xircom .........................................    1,700,000          1,700,000

                                                              SHARES
                                                   -----------------------------
                                                                       HOLDINGS
REDUCTIONS                                          INCREASE           12/31/99
----------                                         -----------------------------
ASM Lithography ................................    1,200,000                 --
BMC Software ...................................      950,000            750,000
Check Point Software
  Technologies .................................    1,579,000          1,800,000
Clear Channel
  Communications ...............................    1,550,000            450,000
Electronic Arts ................................    1,600,000            500,000
Gilat Satellite Networks .......................      600,000            500,000
KLA-Tencor .....................................    1,500,000            600,000
MediaOne Group .................................    1,200,000          2,200,000
Solectron(2) ...................................    4,200,000                 --
Tellabs ........................................    1,000,000                 --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Formerly known as Chancellor Media.
(2) Formerly SMARTModular Technologies.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999

SECURITY                                                                VALUE
--------                                                            ------------
AMFM ..........................................................     $469,500,000
Microsoft .....................................................      385,171,875
Check Point Software
  Technologies ................................................      357,750,000
Synopsys ......................................................      319,650,000
Electronics for Imaging .......................................      282,865,625


SECURITY                                                                VALUE
--------                                                            ------------
Novellus Systems ..............................................     $281,821,875
Amkor Technology ..............................................      254,531,250
Parametric Technology .........................................      229,765,625
American Power Conversion .....................................      223,927,144
Symantec ......................................................      220,195,313

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   SHARES             VALUE
                                              ---------------    ---------------
COMMON STOCKS  95.9%
COMMUNICATIONS
   INFRASTRUCTURE  2.9%
ASPECT COMMUNICATIONS*
   Provider of call center
   systems and software                             1,500,000    $    58,687,500
CISCO SYSTEMS*
   Manufacturer of computer
   network products                                   750,000         80,320,312
GILAT SATELLITE NETWORKS*- (Israel)
   Manufacturer of small aperture
   satellite base stations                            500,000         59,312,500
HARRIS
   Manufacturer of radio
   transmission equipment                           1,000,000         26,687,500
OAK INDUSTRIES*
   Manufacturer of cable
   television connectors and
   fiber optic components                             700,000         74,287,500
ORCKIT COMMUNICATIONS* (Israel)
   Provider of digital
   subscriber line equipment                          200,000          6,893,750
                                                                 ---------------
                                                                     306,189,062
                                                                 ---------------
COMMUNICATIONS
   SERVICES  4.3%
AMERICAN MOBILE SATELLITE*
   Provider of wireless data
   broadcasting                                     1,511,000         31,872,656
AT&T--LIBERTY MEDIA GROUP
   (CLASS A)*
   Holding company for
   AT&T's media assets                              2,250,000        127,687,500
CENTURYTEL
   Provider of regional
   telephone services                               1,000,000         47,375,000
ECHOSTAR COMMUNICATIONS*
   Satellite television
   service operator                                   800,000         77,900,000
GLOBAL CROSSING* (Bermuda)
   Provider of broadband
   telecommunications services                        500,000         24,984,375
ICG COMMUNICATIONS*
   Provider of broadband
   telecommunications services                      1,500,000         28,078,125
INFONET SERVICES*
   Provider of international
   communications services                            739,000         19,398,750
INTERMEDIA COMMUNICATIONS*
   Provider of
   telecommunications and
   Internet hosting services                          500,000         19,375,000
MCI WORLDCOM*
   Provider of
   telecommunications services                        750,000         39,773,437
METROMEDIA FIBER NETWORK*
   (CLASS A)
   Provider of international
   communications services                            200,000          9,581,250
PACIFIC GATEWAY EXCHANGE*-
   International
   telecommunications carrier                         637,600         10,859,125
QWEST COMMUNICATIONS
   INTERNATIONAL*
   Provider of local exchange
   voice and broadband data
   communications services                            500,000         21,484,375
                                                                 ---------------
                                                                     458,369,593
                                                                 ---------------
COMPUTER AND
   BUSINESS SERVICES  3.8%
AMDOCS*
   Provider of billing systems
   and services for the
   communications industry                          1,000,000         34,500,000
CSG SYSTEMS INTERNATIONAL*
   Provider of billing systems
   and services for the cable
   television industry                              2,000,000         79,125,000
FIRST DATA
   Provider of data processing
   services for merchants and
   credit card companies                            1,000,000         49,312,500
GALILEO INTERNATIONAL
   Provider of travel
   reservation data services                        2,000,000         59,875,000
MASTECH*
   Provider of technology
   staffing services                                  551,400         13,664,381
MODIS PROFESSIONAL SERVICES*
   Provider of technology
   staffing services                                2,000,000         28,500,000
NAVIGANT CONSULTING*-
   Provider of technology
   consulting services to the
   energy and utilities
   industries                                       3,000,000         32,625,000
SUNGARD DATA SYSTEMS*
   Provider of disaster recovery
   services for computer data
   centers                                          4,840,000        114,950,000
                                                                 ---------------
                                                                     412,551,881
                                                                 ---------------
COMPUTER HARDWARE/
   PERIPHERALS  11.9%
ADAPTEC*
   Provider of input/output
   systems for servers                              3,310,000        164,982,812
AMERICAN POWER CONVERSION*
   Provider of back-up power
   supply equipment
   for computers                                    8,500,200        223,927,144


----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   SHARES             VALUE
                                              ---------------    ---------------
COMPUTER HARDWARE/
   PERIPHERALS  (CONTINUED)
APEX*-
   Manufacturer of
   switching systems
   for computer network
   administrators                                   1,900,000    $    61,512,500
COBALT NETWORKS*#
   Supplier of products to
   Internet service providers
   and educational institutions                       405,405         34,925,641
COMDISCO
   A leading computer
   hardware leasing company                         1,315,500         49,002,375
CREATIVE TECHNOLOGY- (Singapore)
   Provider of PC audio
   and graphics products                            8,300,000        142,396,875
ELECTRONICS FOR IMAGING*-
   Manufacturer of peripherals
   for color printers and
   copiers                                          4,825,000        282,865,625
LANIER WORLDWIDE*
   Office equipment supplier                        1,000,000          3,875,000
LEXMARK INTERNATIONAL GROUP
   (CLASS A)*
   Manufacturer of laser
   and inkjet printers
   and cartridges                                   1,450,000        131,225,000
PITNEY BOWES
   Provider of postage meters                       1,200,000         57,975,000
XIRCOM*-
   Provider of mobile
   networking products for
   notebook and handheld
   personal computers                               1,700,000        127,500,000
                                                                 ---------------
                                                                   1,280,187,972
                                                                 ---------------
COMPUTER SOFTWARE  24.1%
3DO*(0)
   Developer of
   entertainment software                           3,200,000         29,150,000
ACCLAIM ENTERTAINMENT*(0)
   Developer of
   entertainment software                           3,121,500         16,095,234
   ACCLAIM ENTERTAINMENT* (Warrants)                    2,736              5,558
ACTIVISION*(0)
   Developer of
   entertainment software                           1,300,000         19,987,500
AUTODESK(0)
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping                                      2,600,000         87,668,750
BLUESTONE SOFTWARE*(#)
   Provider of XML software                           166,590         15,263,809
BMC SOFTWARE*
   Developer of mainframe and
   UNIX utility software                              750,000    $    59,929,687
CHECK POINT SOFTWARE
   TECHNOLOGIES*(0) (Israel)
   Developer of network
   "firewall" security systems                      1,800,000        357,750,000
CITRIX SYSTEMS*
   Provider of thin-client
   server software                                    400,000         49,187,500
COMPUTER ASSOCIATES
   INTERNATIONAL
   Provider of mainframe
   and UNIX utility software                        1,250,000         87,421,875
COMPUWARE*
   Provider of mainframe
   software and consulting
   services                                         5,250,000        195,398,437
ELECTRONIC ARTS*
   Developer, marketer,
   and distributor of
   entertainment software                             500,000         42,031,250
ENTRUST TECHNOLOGIES*
   Provider of Internet
   encryption software                                800,000         47,925,000
F-SECURE* (Finland)
   Provider of anti-virus, data
   security and cryptography
   software                                            26,400            771,342
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications                              500,000         52,984,375
MACROMEDIA*
   Developer of software
   for web page creation                            1,000,000         73,125,000
MICROSOFT*
   Provider of personal
   computer operating system
   and application
   software products                                3,300,000        385,171,875
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software                                  8,500,000        229,765,625
PEREGRINE SYSTEMS*
   Developer and marketer of
   inventory analysis software                        400,000         33,637,500
PREVIEW SYSTEMS*
Provider of Internet software                         100,000          6,393,750
PREVIEW SYSTEMS*(#)                                   297,619         15,223,212
RATIONAL SOFTWARE*
   Provider of applications
   development and
   test software                                    2,500,000        123,046,875


----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   SHARES             VALUE
                                              ---------------    ---------------
COMPUTER SOFTWARE  (CONTINUED)
SYMANTEC*(0)
   Developer, marketer, and
   supporter of anti-virus
   software                                         3,750,000    $   220,195,313
SYNOPSYS*(0)
   Developer of integrated
   circuit design software                          4,800,000        319,650,000
TECNOMATIX TECHNOLOGIES*(0) (Israel)
   Developer and retailer of
   computer-aided production
   engineering software                               950,000         27,075,000
VISIO*(0)
   Provider of diagramming
   software                                         1,800,000         85,500,000
                                                                 ---------------
                                                                   2,580,354,467
                                                                 ---------------
CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  3.6%
DII GROUP*
   Provider of contract
   manufacturing services                           1,500,000        106,453,125
HADCO*(0)
   Manufacturer of complex
   printer circuit boards                           1,300,000         66,300,000
SCI SYSTEMS*
   Provider of contract
   manufacturing services                           2,549,000        209,495,938
                                                                 ---------------
                                                                     382,249,063
                                                                 ---------------
ELECTRONICS CAPITAL
   EQUIPMENT  11.4%
APPLIED MATERIALS*
   Developer, manufacturer, and
   marketer of semiconductor
   wafer fabrication equipment                        900,000        113,990,625
ASYST TECHNOLOGIES*(0)
   Manufacturer of
   miniature clean-room
   environments for the
   manufacturing of
   silicon wafers                                     650,000         42,595,313
ASYST TECHNOLOGIES*#(0)                               100,000          6,553,130
COGNEX*(0)
   Manufacturer of
   machine vision systems                           2,600,000        101,318,750
CREDENCE SYSTEMS*(0)
   Manufacturer of
   automated semiconductor
   test equipment                                   1,400,000        120,793,750
ELECTRO SCIENTIFIC INDUSTRIES*(0)
   Manufacturer of memory
   circuit repair systems
   and circuit board
   drilling systems                                 1,250,000         91,015,625
KLA-TENCOR*
   Manufacturer of water
   inspection and metrology
   equipment                                          600,000         66,806,250
LAM RESEARCH*
   Manufacturer of
   semiconductor processing
   equipment                                          500,000         55,812,500
NOVELLUS SYSTEMS*(0)
   Manufacturer of
   semiconductor processing
   equipment                                        2,300,000        281,821,875
ORBOTECH*(0) (Israel)
   Manufacturer of automated
   optical inspection systems
   for circuit boards and flat
   panel displays                                   2,010,000        156,151,875
TERADYNE*
   Manufacturer of
   automated semiconductor
   test equipment                                   2,800,000        184,800,000
                                                                 ---------------
                                                                   1,221,659,693
                                                                 ---------------
INTERNET/ON-LINE  2.6%
APPNET*
   Provider of Internet
   software                                         1,000,000         43,718,750
EMUSIC*
   Internet retailer of music
   using the MP3 format                               200,000          2,037,500
EMUSIC*(#)                                          1,000,000         10,187,500
INTERWOVEN*(#)
   Provider of Internet software                      471,166         46,056,477
IVILLAGE*(#)
   Internet community site
   for women                                          555,555         11,197,933
IXL ENTERPRISES*
   Provider of Internet strategy
   consulting services                                929,000         51,443,375
JUNO ONLINE SERVICES*(#)
   Provider of Internet
   messaging services                                 779,900         23,637,053
LETSBUYIT.COM*(#) (Netherlands)
   Internet retailer that
   offers diversified
   consumer products                                  287,130          1,000,654


----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   SHARES             VALUE
                                              ---------------    ---------------
INTERNET/ON-LINE  (CONTINUED)
MAIL.COM*(#)
   Provider of Internet
      messaging services                              631,207    $    10,126,959
MAIL.COM*(#)                                        1,320,000         24,915,000
MICROCAST*(#)
   Producer of broadcast
   capability over the
   Internet                                           208,768            999,999
PSINET*
   Provider of Internet access
   services and related products                      600,000         37,106,250
RX.COM*(#)
   Internet distributor
   of pharmaceuticals                               1,428,572          5,000,002
STAMPS.COM*(#)
   Internet stamp retailer                            273,225          9,688,804
ZIFF-DAVIS-ZDNET*(#)
   Integrated media company
   focused on computer and
   Internet-related technology                        500,000          6,325,000
                                                                 ---------------
                                                                     283,441,256
                                                                 ---------------
MEDIA  14.2%
ACKERLEY GROUP
   Television station
   operator                                         1,000,000         18,125,000
ADELPHIA COMMUNICATIONS
   (CLASS A)*
   Cable television operator                        1,211,500         79,466,828
AMFM*
   Owner and operator
   of radio stations                                6,000,000        469,500,000
CABLEVISION SYSTEMS (CLASS A)*
   Owner and operator of
   cable television systems                         1,000,000         75,500,000
CBS*
   Radio and television
   broadcasting                                     3,200,000        204,600,000
CHARTER COMMUNICATIONS*
   Owner and operator
   of cable television systems                      4,500,000         98,437,500
CLEAR CHANNEL COMMUNICATIONS*
   Owner and operator of
   radio and television stations                      450,000         40,162,500
FOX ENTERTAINMENT GROUP
   (CLASS A)*
   Worldwide distributor
   of movies and
   television programs                              3,000,000         74,812,500
INFINITY BROADCASTING (CLASS A)*
   Operator of radio
   stations; provider of
   outdoor advertising                              3,375,000        122,132,813
MEDIAONE GROUP*
   Owner and operator of
   cable television systems                         2,200,000        168,987,500
NETWORK EVENT THEATER*#
   Provider of offline and online
   media and marketing services                       731,708         19,529,726
ROGERS COMMUNICATIONS* (Canada)
   Owner and operator of
   cable television systems                         1,500,000         37,125,000
USA NETWORKS*
   Operator of cable
   television networks                              1,200,000         66,262,500
ZIFF-DAVIS*
   Integrated media company
   focused on computer
   and Internet-related
   technology                                       2,300,000         36,368,750
                                                                 ---------------
                                                                   1,511,010,617
                                                                 ---------------
SEMICONDUCTORS  16.8%
ADVANCED MICRO DEVICES*
   Microprocessor supplier
   for the computer industry                        2,500,000         72,343,750
AMKOR TECHNOLOGY*(0)
   Provider of semiconductor
   packaging and test services                      9,050,000        254,531,250
ANALOG DEVICES*
   Manufacturer of analog
   semiconductors and digital
   signal processors                                  400,000         37,200,000
ATMEL*
   Manufacturer of FLASH and
   other memory circuits and
   microcontrollers                                 2,000,000         59,187,500
AVNET
   Distributor of
   semiconductors                                     500,000         30,250,000
C-CUBE MICROSYSTEMS*(0)
   Provider of digital video
   compression and
   decompression circuits
   and systems                                      3,400,000        212,712,500
CYPRESS SEMICONDUCTOR*
   Provider of memory
   and logic circuits                               1,500,000         48,562,500
DALLAS SEMICONDUCTOR
   Manufacturer of mixed(0)
   signal semiconductors                            1,200,000         77,325,000
FAIRCHILD SEMICONDUCTOR
INTERNATIONAL*
   Manufacturer of memory and
   discrete semiconductors                            905,300         26,932,675
INTEGRATED DEVICE TECHNOLOGY
INTERNATIONAL*
   Provider of memory and
   logic circuits                                   2,500,000         72,421,875


----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   SHARES             VALUE
                                              ---------------    ---------------
SEMICONDUCTORS (CONTINUED)
INTEL
   Manufacturer of
   microprocessors and
   memory circuits                                  2,000,000    $   164,562,500
LATTICE SEMICONDUCTOR*(0)
   Designer of programmable
   logic devices                                    4,600,000        217,781,250
LINEAR TECHNOLOGY
   Manufacturer of analog
   semiconductors                                   1,000,000         71,562,500
MAXIM INTEGRATED PRODUCTS*
   Manufacturer of analog
   and mixed-signal
   integrated circuits                              1,000,000         47,156,250
MICROCHIP TECHNOLOGY*
   Manufacturer of field(0)
   programmable
   microcontrollers                                 2,250,000        154,335,938
MICRON TECHNOLOGY*
   Manufacturer of DRAM
   memory circuits                                  2,000,000        155,500,000
NATIONAL SEMICONDUCTOR*
   Manufacturer of analog
   and mixed-signal
   integrated circuits                              1,500,000         64,218,750
XILINX*
   Supplier of field(0)
   programmable
   gate arrays                                        600,000         27,281,250
                                                                 ---------------
                                                                   1,793,865,488
                                                                 ---------------
MISCELLANEOUS  0.3%
SENSORMATIC ELECTRONICS*
   Provider of electronic
   security, sensing, and
   tracking systems                                 2,000,000         34,875,000
                                                                 ---------------

TOTAL COMMON STOCKS
   (Cost $6,513,427,131)                                          10,264,754,092
                                                                 ---------------


                                                   PRINCIPAL
                                                    AMOUNT            VALUE
                                                 ------------    ---------------
CONVERTIBLE
    BONDS  0.5%
COMMUNICATIONS SERVICES  0.4%
NTL, 5.75%, due 12/15/2009+
   Global provider of cable
   television, Internet access,
   and telephone services                      $   40,000,000    $    43,400,000
                                                                 ---------------
COMPUTER HARDWARE/
   PERIPHERALS
CANDESCENT TECHNOLOGIES,
   7%, due 5/1/2003
   Manufacturer of flat
   panel displays                                   3,000,000          2,295,000
                                                                 ---------------
COMPUTER SOFTWARE  0.1%
ACTIVISION,
   6.75%, due 1/1/2005
   Developer of
   entertainment software                          10,000,000          9,950,000
                                                                 ---------------
TOTAL CONVERTIBLE
   BONDS
   (Cost $53,003,150)                                                 55,645,000
                                                                 ---------------
CONVERTIBLE PREFERRED
   STOCKS# 0.7%
   (Cost $77,021,097)                                                 74,416,502
                                                                 ---------------
SHORT-TERM
   HOLDINGS  2.7%
   (Cost $288,800,000)                                               288,800,000
                                                                 ---------------
TOTAL
   INVESTMENTS  99.8%
   (Cost $6,932,251,378)                                          10,683,615,594
OTHER ASSETS
   LESS LIABILITIES  0.2%                                             23,090,642
                                                                 ---------------
NET ASSETS 100.0%                                                $10,706,706,236
                                                                 ===============


----------
* Non-income producing security.
+ Rule 144A security.
# Restricted securities (see note 9).
0 Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities). (See note 10.)
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:
Stocks and convertible issues*
(cost $6,643,451,378) ...............     $ 10,394,815,594
Short-term holdings
(cost $288,800,000) .................          288,800,000      $10,683,615,594
                                          ----------------
Cash .....................................................            4,919,511
Receivable for Capital Stock sold ........................           39,546,711
Receivable for securities sold ...........................           21,450,377
Expenses prepaid to shareholder service agent ............            1,378,198
Receivable for interest and dividends ....................              612,579
Other ....................................................               97,710
                                                               ----------------
TOTAL ASSETS .............................................       10,751,620,680
                                                               ----------------
LIABILITIES:
Payable for Capital Stock repurchased ....................           19,409,705
Payable for securities purchased .........................            9,311,123
Accrued expenses and other ...............................           16,193,616
                                                               ----------------
TOTAL LIABILITIES ........................................           44,914,444
                                                               ----------------
NET ASSETS ...............................................     $ 10,706,706,236
                                                               ================
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
 1,000,000,000 shares authorized;
 234,598,222 shares outstanding):
 Class A .................................................     $     13,661,722
 Class B .................................................            4,937,975
 Class C .................................................              277,521
 Class D .................................................            4,582,604
Additional paid-in capital ...............................        6,239,050,819
Accumulated net investment loss ..........................             (134,002)
Undistributed net realized gain ..........................          692,965,381
Net unrealized appreciation of investments ...............        3,751,364,216
                                                               ----------------
NET ASSETS ...............................................     $ 10,706,706,236
                                                               ================
NET ASSET VALUE PER SHARE:
CLASS A ($6,454,960,791 / 136,617,219 shares) ............               $47.25
                                                                         ======
CLASS B ($2,143,569,653 / 49,379,751 shares) .............               $43.41
                                                                         ======
CLASS C ($120,402,530 / 2,775,211 shares) ................               $43.39
                                                                         ======
CLASS D ($1,987,773,262 / 45,826,041 shares) .............               $43.38
                                                                         ======

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,935,287,887 and a value of $3,431,718,740.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends* (net of foreign taxes
 withheld of $112,061) ...................   $   10,575,715
Interest .................................       10,119,941
                                             --------------
TOTAL INVESTMENT INCOME ...................................     $   20,695,656
EXPENSES:
Management fee ...........................       60,149,041
Distribution and service fees ............       37,540,455
Shareholder account services .............       16,226,495
Shareholder reports and communications ...        1,345,564
Custody and related services .............        1,097,856
Registration .............................          571,791
Auditing and legal fees ..................          229,968
Directors' fees and expenses .............          113,831
Miscellaneous ............................          173,498
                                             --------------
TOTAL EXPENSES ............................................        117,448,499
                                                                --------------
NET INVESTMENT LOSS .......................................        (96,752,843)
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on investments** .......    2,135,821,529
Net change in unrealized appreciation
 of investments ..........................    2,446,649,764
                                             --------------
NET GAIN ON INVESTMENTS ..................                       4,582,471,293
                                                                --------------
INCREASE IN NET ASSETS FROM OPERATIONS ...                      $4,485,718,450
                                                                ==============


----------
 * Includes dividends from affiliated issuers of $6,936,720.
** Includes net realized gain from affiliated issuers of $169,368,656. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------
                                                  1999               1998
                                            ----------------    ---------------
OPERATIONS:
Net investment loss .....................   $    (96,752,843)   $   (70,537,766)
Net realized gain on investments ........      2,135,821,529        530,305,943
Net change in unrealized appreciation
  of investments ........................      2,446,649,764      1,092,454,836
                                            ----------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS ..      4,485,718,450      1,552,223,013
                                            ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...............................       (669,482,230)       (43,896,582)
  Class B ...............................       (229,721,991)       (12,119,376)
  Class C ...............................         (8,035,935)                --
  Class D ...............................       (221,390,219)       (14,706,286)
                                            ----------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS     (1,128,630,375)       (70,722,244)
                                            ----------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .......      1,333,651,718      1,203,949,867
Exchanged from associated Funds .........      4,936,129,014      4,033,069,921
Value of shares issued in payment
  of gain distributions .................      1,046,665,050         66,281,783
                                            ----------------    ---------------
Total ...................................      7,316,445,782      5,303,301,571
                                            ----------------    ---------------
Cost of shares repurchased ..............     (1,200,768,449)    (1,116,126,736)
Exchanged into associated Funds .........     (4,917,996,975)    (4,074,928,693)
                                            ----------------    ---------------
Total ...................................     (6,118,765,424)    (5,191,055,429)
                                            ----------------    ---------------
INCREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ............      1,197,680,358        112,246,142
                                            ----------------    ---------------
INCREASE IN NET ASSETS ..................      4,554,768,433      1,593,746,911
NET ASSETS:
Beginning of year .......................      6,151,937,803      4,558,190,892
                                            ----------------    ---------------
END OF YEAR (including accumulated
  net investment loss of $134,002
  and $117,642, respectively) ...........   $ 10,706,706,236    $ 6,151,937,803
                                            ================    ===============


----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $8,254,302,313 and $8,494,930,878, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was $6,949,622,715, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,912,680,797 and $178,687,918, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all

NOTES TO FINANCIAL STATEMENTS


personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.86% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,484,868 from sales of Class A shares. Commissions of $11,908,470 and $900,067 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $10,850,514, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $12,965,720, $197,188, and $13,527,033, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $345,403.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $580,578.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $240,973 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,157,165, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $16,226,495 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $134,002 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit

NOTES TO FINANCIAL STATEMENTS


facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks.

   During the year ended December 31, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of the bank loans (based on the number of days the loans were outstanding during the year) was $18,188,889, with a weighted interest rate of 5.21%. The maximum borrowing during the year was $30,500,000.

7. LITIGATION -- The Fund, certain of its current and former directors, and the Manager were named in a lawsuit filed in the United States District Court for the Northern District of Maryland on February 5, 1999. The complaint makes various allegations and claims relating to the February 1996 special meeting of the Fund's shareholders at which an increase in the management fee rate payable to the Manager by the Fund was approved. The directors were dismissed from the lawsuit in March 1999. On May 26, 1999, the District Court granted the remaining defendants' motion to dismiss the entire complaint. The plaintiff appealed the case to the US Court of Appeals, which dismissed the appeal on January 14, 2000 pursuant to a stipulation of the parties.

8. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                              CLASS A                                             CLASS B
                   ----------------------------------------------------------  ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                                  YEAR ENDED DECEMBER 31,
                   ----------------------------------------------------------  ----------------------------------------------------
                               1999                         1998                        1999                       1998
                   ----------------------------  ----------------------------  -------------------------  -------------------------
                      SHARES          AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                   ------------  --------------  ------------  --------------  ----------  -------------  ----------  -------------
Sales of shares      19,191,234  $  679,313,446    25,111,674  $  621,592,114  11,573,878  $ 390,212,142  16,415,913  $ 386,088,334
Exchanged from
 associated Funds   100,589,099   3,341,263,554   114,681,500   2,841,379,108   3,882,302    129,678,705   2,120,230     49,133,796
Shares issued
 in payment
 of gain
 distributions       15,156,717     623,395,320     1,582,669      41,174,599   5,592,954    211,511,269     465,356     11,341,088
                   ------------  --------------  ------------  --------------  ----------  -------------  ----------  -------------
Total               134,937,050   4,643,972,320   141,375,843   3,504,145,821  21,049,134    731,402,116  19,001,499    446,563,218
                   ------------  --------------  ------------  --------------  ----------  -------------  ----------  -------------
Cost of shares
 repurchased        (23,534,616)   (796,579,119)  (33,032,174)   (817,466,916) (5,104,898)  (163,411,419) (3,508,482)   (81,912,096)
Exchanged into
 associated Funds  (101,395,187) (3,377,883,682) (115,379,614) (2,870,772,283) (2,499,670)   (80,325,274) (2,592,803)   (58,649,491)
                   ------------  --------------  ------------  --------------  ----------  -------------  ----------  -------------
Total              (124,929,803) (4,174,462,801) (148,411,788) (3,688,239,199) (7,604,568)  (243,736,693) (6,101,285)  (140,561,587)
                   ------------  --------------  ------------  --------------  ----------  -------------  ----------  -------------
Increase
 (Decrease)          10,007,247  $  469,509,519    (7,035,945) $ (184,093,378) 13,444,566  $ 487,665,423  12,900,214  $ 306,001,631
                   ============  ==============  ============  ==============  ==========  =============  ==========  =============


                               CLASS C                                    CLASS D
                     -------------------------   -------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                            MAY 27, 1999*       -------------------------------------------------------------
                       TO DECEMBER 31, 1999                   1999                           1998
                     -------------------------   -----------------------------   -----------------------------
                       SHARES        AMOUNT        SHARES           AMOUNT          SHARES          AMOUNT
                     ----------   ------------   -----------   ---------------   -----------   ---------------
Sales of shares       2,611,622   $ 97,637,867     5,110,205   $   166,488,263     8,380,790   $   196,269,419
Exchanged from
 associated Funds       295,449     11,828,070    46,979,951     1,453,358,685    48,857,178     1,142,557,017
Shares issued
 in payment
 of gain
 distributions          199,577      7,529,722     5,404,317       204,228,739       565,338        13,766,096
                     ----------   ------------   -----------   ---------------   -----------   ---------------
Total                 3,106,648    116,995,659    57,494,473     1,824,075,687    57,803,306     1,352,592,532
                     ----------   ------------   -----------   ---------------   -----------   ---------------
Cost of shares
 repurchased            (26,765)    (1,025,697)   (7,678,744)     (239,752,214)   (9,348,809)     (216,747,724)
Exchanged into
 associated Funds      (304,672)   (12,220,680)  (46,751,967)   (1,447,567,339)  (48,834,512)   (1,145,506,919)
                     ----------   ------------   -----------   ---------------   -----------   ---------------
Total                  (331,437)   (13,246,377)  (54,430,711)   (1,687,319,553)  (58,183,321)   (1,362,254,643)
                     ----------   ------------   -----------   ---------------   -----------   ---------------
Increase (Decrease)   2,775,211   $103,749,282     3,063,762   $   136,756,134      (380,015)  $    (9,662,111)
                     ----------   ------------   -----------   ---------------   -----------   ---------------


* Commencement of offering of shares

NOTES TO FINANCIAL STATEMENTS


9. RESTRICTED SECURITIES -- At December 31, 1999, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund may have agreed to further restrictions on the disposition of its holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 1999, are as follows:


INVESTMENTS                                                    ACQUISITION DATES         COST                  VALUE
-------------                                                  -----------------     ------------          ------------
COMMON STOCKS:
 Asyst Technologies                                                 5/25/99          $  1,800,000          $  6,553,130
 Bluestone Software                                                 5/25/99             1,450,184            15,263,809
 Cobalt Networks                                                     5/3/99             1,500,764            34,925,641
 eMusic                                                             3/23/99             3,000,000            10,187,500
 Interwoven                                                         6/11/99             4,001,304            46,056,477
 iVillage                                                          11/30/98             4,749,995            11,197,933
 Juno Online Services                                               2/26/99             5,000,074            23,637,053
 LetsBuyIt.com*                                                    12/22/99               999,118             1,000,654
 Mail.com                                                       8/4/98 & 3/10/99        6,695,998            35,041,959
 Microcast*                                                         9/15/99             1,001,838               999,999
 Network Event Theater                                              8/13/99            15,000,014            19,529,726
 Preview Systems                                                     7/8/99             2,007,323            15,223,212
 Rx.com*                                                       5/24/99 & 6/17/99        5,000,002             5,000,002
 Stamps.com                                                         2/23/99             1,000,004             9,688,804
 Ziff-Davis-ZDNet                                                   3/12/99             7,562,500             6,325,000
                                                                                     ------------          ------------
                                                                                       60,769,118           240,630,899
                                                                                     ------------          ------------
CONVERTIBLE PREFERRED STOCKS:
 Advanced Recognition Technologies (Series D)                      *12/6/99             1,001,724             1,000,000
 Aeneid (Series D)*                                                10/15/99             1,000,770             1,000,001
 AllAdvantage.com (Series C)*                                       9/22/99             1,002,134               999,999
 APB Online (Series B)*                                             6/10/99             1,000,095             1,101,263
 Applied Science Fiction (Series D)*                                3/29/99             2,998,693             2,999,985
 Bernard Technologies (Series D)*                                   11/8/99             1,001,774               999,999
 Bill Gross' Idealab! (Series D)*                                  12/22/99             2,000,000             2,000,000
 Blaze Software (Series BB)*                                       12/31/99               999,999               999,999
 Buildnet (Series C)*                                              10/29/99             1,001,560             1,000,001
 Centillium Technology (Series C)*                                  4/30/99             2,000,000             2,000,000
 Chorum Technologies (Series D)*                                   11/10/99             1,001,274             1,000,313
 Cielo Communications (Series C)*                                  11/17/99             1,001,373               999,999
 CollegeClub.com (Series C)*(0)                                    10/28/99             1,013,332             1,013,334
 Colo.com (Series C)*                                              12/17/99             1,999,994             1,999,994
 CrossWorlds Software (Series D)*                                  12/23/97             4,000,000             1,816,000
 CrossWorlds Software (Series E)*                                   10/1/99               374,999               374,999
 FlashPoint Technology (Series E)*                                  9/10/99             1,000,002             1,000,002
 FreeGate (Series D)*                                               6/30/98               999,999               500,000
 Geographic Network Affiliates International*(0)                   12/29/99             2,000,000             2,000,000
 Global Medical Products (Series A)*                                9/15/99             1,002,021             1,000,000
 HomeGain.com (Series C)*                                          12/29/99             2,000,000             2,000,000
 Impresse (Series C)*                                              11/15/99             1,001,747               999,997
 MaMaMedia (Series D)*                                               8/6/99             1,001,577               999,999
 Mobility Electronics (Series C)*(0)                           5/4/99 & 10/29/99        2,999,994             2,999,994
 More.com (Series D)*                                              10/22/99             1,000,000             1,000,001
 Multitude (Series E)*                                             12/10/99             2,000,001             2,000,001
 net.Genesis (Series F)*                                            6/10/99             2,000,066             1,999,998
 Optical Networks (Series G)*                                      12/30/99               999,997               999,997
 PointOne Telecommunications (Series B)*                            9/24/99             1,999,998             1,999,998
 Pointshare (Series C)*(0)                                           9/9/99             1,000,002             1,000,002
 RealEstate.com (Series C)*                                         10/6/99             1,001,553               999,900
 Reciprocal (Series H)*                                            11/12/99               999,998               999,998
 ReleaseNow.com (Series E)*                                         5/24/99             2,000,000             2,000,000
 Screaming Media.net (Series B)*                                    10/5/99             1,001,447               999,992
 Silicon Wave (Series C)*                                           12/6/99             1,000,000             1,000,000
 Softcom (Series B)*                                               12/23/99             1,000,001             1,000,001
 SynQuest (Series G)*                                                3/3/99             4,500,002             4,500,002
 ThirdAge Media (Series D)*                                         6/30/99               999,999               999,999
 Transmeta (Series E)*                                               7/1/98             3,000,000             3,000,000
 UniSite(Class C)*                                                 12/19/97             4,999,951             4,999,951
 Verisity (Series D)*                                                3/1/99             3,999,997             3,999,997
 V-store (Series B)*                                                11/2/99             1,002,038             1,000,001
 Vuent (Series D)*                                                  8/12/99             1,000,609             1,000,000
 WorldRes (Series D)*                                               3/18/99             2,499,999             2,499,999
 WorldRes.com (Series E)*                                           11/9/99               612,373               610,782
 XTRA On-Line (Series C)*                                           7/16/98             1,999,999             1,999,999
 Yupi Internet (Series C)*                                          11/5/99             1,000,006             1,000,006
                                                                                     ------------          ------------
                                                                                       77,021,097            74,416,502
                                                                                     ------------          ------------
PROMISSORY NOTES:
 Microcast, 0%-10%, due 12/16/2000*                               12/16/2000              200,000               200,000
                                                                                     ------------          ------------
                                                                                     $137,990,215          $315,247,401
                                                                                     ============          ============

----------
*   Private placement investments and non-income producing security.
(0) Warrants attached.

NOTES TO FINANCIAL STATEMENTS


10. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. Asummary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1999, is as follows:

                                                     GROSS       GROSS                    REALIZED
                                      BEGINNING    PURCHASES   SALES AND      ENDING        GAIN       DIVIDEND         ENDING
AFFILIATE                              SHARES    AND ADDITIONSREDUCTIONS      SHARES       (LOSS)       INCOME           VALUE
------------                        --------------------------------      ---------------------------------------------------------
3DO                                 2,600,000      779,200      179,200      3,200,000    $ (596,318)                  $29,150,000
Acclaim Entertainment               3,100,000      900,000      878,500      3,121,500    (1,914,806)                   16,095,234
Activision                          1,100,000      300,000      100,000      1,300,000       412,486                    19,987,500
Amkor Technology                    8,170,000    2,380,000    1,500,000      9,050,000     9,444,048                   254,531,250
Apex*                               1,350,000      865,000      315,000      1,900,000     5,075,154                    61,512,500
Asyst Technologies                    757,600      242,400      250,000        750,000       922,726                    49,148,443
Autodesk                            3,235,000    1,370,000    2,005,000      2,600,000   (44,969,394)    $  798,720     87,668,750
C-Cube Microsystems                 2,600,000    1,265,800      465,800      3,400,000     8,393,617                   212,712,500
Check Point Software
   Technologies                     3,100,000      400,000    1,700,000      1,800,000   186,362,645                   357,750,000
Cognex                              2,200,000      909,100      509,100      2,600,000     5,028,785                   101,318,750
Creative Technology                 8,126,000      300,000      126,000      8,300,000       (87,249)     6,138,000    142,396,875
Credence Systems                    1,800,000      180,000      580,000      1,400,000    16,444,898                   120,793,750
Electro Scientific Industries       1,000,000      340,000       90,000      1,250,000     2,208,145                    91,015,625
Electronics for Imaging             5,030,000      125,000      330,000      4,825,000     1,041,136                   282,865,625
Gilat Satellite Networks                   --    1,100,000      600,000        500,000    24,959,482                    59,312,500
Hadco                                 850,000      450,000           --      1,300,000                                  66,300,000
Lattice Semiconductor               2,050,000    2,846,000      296,000      4,600,000     9,963,354                   217,781,250
Mentor Graphics                            --    4,000,000    4,000,000            --    (21,469,541)                          --
Navigant Consulting                        --    3,000,000           --      3,000,000                                  32,625,000
Novellus Systems                           --    2,500,000      200,000      2,300,000     4,723,414                   281,821,875
Orbotech                            1,360,000      670,000       20,000      2,010,000       120,973                   156,151,875
Pacific Gateway Exchange            1,120,100      379,900      862,400        637,600   (18,091,522)                   10,859,125
Solectron**                         3,600,000      600,000    4,200,000            --     38,706,428                           --
Structural Dynamics
   Research                         3,020,000      180,000    3,200,000            --    (37,720,887)                          --
Symantec                                   --    3,750,000           --      3,750,000                                 220,195,313
Synopsys                            2,600,000    2,325,000      125,000      4,800,000     3,668,598                   319,650,000
Tecnomatix Technologies               725,000      225,000           --        950,000                                  27,075,000
Veeco Instruments                          --    1,200,000    1,200,000            --    (24,589,699)                          --
Visio                                      --    1,800,000           --      1,800,000                                  85,500,000
Xircom                                     --    1,772,200       72,200      1,700,000     1,332,183                   127,500,000
                                                                                        ------------     ---------- --------------
TOTAL                                                                                   $169,368,656     $6,936,720 $3,431,718,740
                                                                                        ============     ========== ==============

----------
*   Formerly Apex PCSolutions
**  Formerly SMART Modular Technologies

FINANCIAL HIGHLIGHTS


    The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                            ----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                            ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ......................   $    30.73     $    23.25     $    23.51     $    21.99     $    16.64
                                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................        (0.38)         (0.28)         (0.33)         (0.26)         (0.33)
Net realized and unrealized gain
  on investments ........................................        22.45           8.11           6.01           2.84           7.59
                                                            ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ........................        22.07           7.83           5.68           2.58           7.26
                                                            ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ............        (5.55)         (0.35)         (5.94)         (1.06)         (1.91)
                                                            ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS .....................................        (5.55)         (0.35)         (5.94)         (1.06)         (1.91)
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR ............................   $    47.25     $    30.73     $    23.25     $    23.51     $    21.99
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN: ...........................................        74.51%         33.92%         22.95%         11.94%         43.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..................   $6,454,961     $3,890,596     $3,107,481     $2,414,672     $1,940,693
Ratio of expenses to average net assets .................        1.39%          1.44%          1.53%          1.68%          1.61%
Ratio of net income (loss) to average net assets ........      (1.09)%        (1.13)%        (1.21)%        (1.16)%        (1.31)%
Portfolio turnover rate .................................      119.23%        126.70%        164.57%        121.32%         65.77%


----------
See footnotes on page 24.

FINANCIAL HIGHLIGHTS

                                                                            CLASS B                            CLASS C
                                                          ----------------------------------------     -------------------------
                                                                   YEAR ENDED DECEMBER 31,             4/22/96*       5/27/99*
                                                          ----------------------------------------         TO              TO
                                                             1999           1998           1997         12/31/96       12/31/99
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $    28.75     $    21.94     $    22.62     $    21.51     $    29.39
                                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................        (0.60)         (0.44)         (0.50)         (0.28)         (0.32)
Net realized and unrealized gain
  on investments ......................................        20.81           7.60           5.76           2.45          19.87
                                                          ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ......................        20.21           7.16           5.26           2.17          19.55
                                                          ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..........        (5.55)         (0.35)         (5.94)         (1.06)         (5.55)
                                                          ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS ...................................        (5.55)         (0.35)         (5.94)         (1.06)         (5.55)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........................   $    43.41     $    28.75     $    21.94     $    22.62     $    43.39
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN: .........................................        73.16%         32.89%         21.96%         10.30%         69.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..............   $2,143,570     $1,033,105     $  505,342     $  120,848     $  120,403
Ratio of expenses to average net assets ...............         2.14%          2.19%          2.28%          2.44%          2.07%
Ratio of net income (loss) to average net assets ......        (1.84)%        (1.88)%        (1.96)%        (1.96)%        (1.77)%
Portfolio turnover rate ...............................       119.23%        126.70%        164.57%        121.32%        119.23%**

                                                                                           CLASS D
                                                            ----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                            ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $    28.72     $    21.91     $    22.61     $    21.35     $    16.31
                                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................          (0.60)         (0.44)         (0.50)         (0.40)         (0.50)
Net realized and unrealized gain
  on investments ......................................          20.81           7.60           5.74           2.72           7.45
                                                            ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ......................          20.21           7.16           5.24           2.32           6.95
                                                            ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..........          (5.55)         (0.35)         (5.94)         (1.06)         (1.91)
                                                            ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS ...................................          (5.55)         (0.35)         (5.94)         (1.06)         (1.91)
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR ..........................     $    43.38     $    28.72     $    21.91     $    22.61     $    21.35
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN: .........................................          73.24%         32.94%         21.86%         11.07%         42.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ................     $1,987,773     $1,228,237     $  945,368     $  737,979     $  609,332
Ratio of expenses to average net assets ...............           2.14%          2.19%          2.28%          2.43%          2.37%
Ratio of net income (loss) to average net assets ......          (1.84)%        (1.88)%        (1.96)%        (1.91)%        (2.07)%
Portfolio turnover rate ...............................         119.23%        126.70%        164.57%        121.32%         65.77%

----------
 +  Annualized.
++  For the year ended December 31, 1996.
 *  Commencement of offering of shares.
**  For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman &Co. Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS              PAUL H. WICK                      THOMAS G. ROSE
CHAIRMAN                       VICE PRESIDENT                    TREASURER

BRIAN T. ZINO                  LAWRENCE P. VOGEL                 FRANK J. NASTA
PRESIDENT                      VICE PRESIDENT                    SECRETARY




FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

       THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF
 CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                 [SELIGMAN LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


EQC12 12/99                            [RECYCLE LOGO] Printed on Recycled Paper